UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2018 (August 31, 2018)

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AG Mortgage Investment Trust, Inc.
(Exact name of Registrant as specified in its charter)

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Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue, 26th floor
New York, New York 10167
(212) 692-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2018, AG Mortgage Investment Trust, Inc. (the “Company”), through an indirect, wholly-owned subsidiary, entered into a Purchase and Sale Agreement (the “PSA”) to acquire 1,225 single family residential properties located predominantly in the Southeast U.S. (the “Acquired Properties”) from affiliates of Connorex-Lucinda, LLC (collectively, “Conrex”). The purchase price under the PSA is approximately $140 million, subject to certain purchase price adjustments in accordance with the terms of the PSA. The Company expects to finance the acquisition of the Acquired Properties with approximately $37 million of cash on hand and approximately $103 million of borrowings under a new 5-year, fixed rate facility to be entered into upon closing of the transactions contemplated by the PSA (the “Term Loan”). The Company expects that an indirect, wholly-owned subsidiary of the Company will be the borrower under the Term Loan and expects that the Company will enter into a recourse guaranty and indemnity with the lender in connection with the Term Loan. The transactions contemplated by the PSA are expected to close during the third quarter of 2018, subject to satisfaction of customary closing conditions. The Company expects to enter into a property management services agreement with Conrex upon closing of the transactions contemplated by the PSA whereby Conrex will continue to provide property management services with respect to the leasing, management, maintenance and day-to-day operations of the Acquired Properties.

Item 7.01 Regulation FD Disclosure.

On September 5, 2018, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Exhibit 99.1 hereto is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 5, 2018, issued by AG Mortgage Investment Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2018	AG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ Raul E. Moreno
Raul E. Moreno
General Counsel and Secretary